EXHIBIT 99.3
                                                                    ------------

Severity: 60%
Lag: 12 months
Advance: 100%
CPR is voluntary only
Assumes par price
Priced to call
Forward Libor as of May 15, 2003

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FORWARD LIBOR

  1mL       6mL
-------   -------
1.31777   1.22351
1.27283   1.19948
1.21875   1.18741
1.19588   1.18754
1.16945   1.19940
1.14932   1.22537
1.17196   1.26025
1.19794   1.30724
1.22213   1.36743
1.27089   1.43327
1.31643   1.51095
1.36705   1.59377
1.45053   1.68455
1.54081   1.78090
1.62385   1.88604
1.72462   1.98079
1.82482   2.07468
1.91610   2.16443
2.01044   2.25633
2.18350   2.35114
2.18961   2.41933
2.27704   2.50746
2.36949   2.59166
2.45782   2.67267
2.53521   2.75283
2.61477   2.83575
2.69893   2.90864
2.78408   2.98563
2.86165   3.05076
2.93415   3.11096
3.00437   3.16987
3.06890   3.22910
3.13247   3.28550
3.18719   3.34857
3.23461   3.40768
3.28041   3.46838
3.34045   3.53478
3.41162   3.59596
3.47851   3.65380
3.54329   3.71111
3.60285   3.75840
3.66090   3.80390
3.71168   3.84695
3.75842   3.88572
3.80472   3.92519
3.84264   3.96873
3.87679   4.00715
3.90838   4.04909
3.94639   4.09479
3.99497   4.13885
4.04451   4.18295
4.09011   4.22799
4.13310   4.26618
4.17695   4.30620
4.21735   4.34562
4.25677   4.38415
4.29630   4.42649
4.33115   4.47262
4.36573   4.51849
4.39971   4.56714
4.44634   4.61240
4.50310   4.65450
4.55470   4.69238
4.60029   4.72094
4.64009   4.74252
4.67098   4.75997
4.69585   4.76867
4.71632   4.77380
4.72776   4.77662
4.73319   4.77889
4.73457   4.78319
4.72658   4.78832
4.72534   4.79787
4.73370   4.80994
4.74233   4.82490
4.75410   4.84079
4.76740   4.85695
4.78193   4.87753
4.79825   4.89786
4.81755   4.92179
4.83736   4.94794
4.85748   4.97439
4.88199   5.00327
4.90628   5.02813
4.93597   5.05353
4.96697   5.07703
4.99372   5.09510
5.01917   5.11096
5.03768   5.12155
5.05505   5.13089
5.06935   5.13589
5.07839   5.13829
5.08570   5.13766
5.08796   5.13622
5.08917   5.13641
5.08565   5.13545
5.08112   5.13799
5.07614   5.14290
5.07744   5.15226
5.08153   5.16682
5.08750   5.18016
5.09850   5.19931
5.11257   5.22166
5.12947   5.24804
5.15276   5.27557
5.17435   5.30704
5.20122   5.33436
5.23151   5.36179
5.26410   5.38872
5.29288   5.41067
5.32138   5.43140
5.34400   5.44978
5.36486   5.46273
5.38450   5.47542
5.39921   5.48546
5.41307   5.49162
5.42444   5.49508
5.43016   5.49746
5.43696   5.50061
5.44031   5.50311
5.43701   5.50788
5.43491   5.51689
5.43761   5.53297
5.44324   5.54876
5.45391   5.56915
5.46962   5.59663
5.48894   5.62873
5.51621   5.66621
5.54303   5.71104
5.57358   5.75998
5.61118   5.80976
5.65381   5.86007
5.71124   5.90284
5.77384   5.93777
5.82647   5.96315
5.86771   5.97428
5.89785   5.97386
5.91351   5.96201
5.91945   5.94012
5.91474   5.90694
5.89494   5.86295
5.86744   5.82068
5.82954   5.77961
5.77570   5.73645
5.72156   5.70688
5.67207   5.68399
5.63293   5.67205
5.60697   5.67201
5.58982   5.68029
5.58303   5.70091
5.58703   5.73132
5.60272   5.77214
5.62737   5.80945
5.66128   5.84998
5.70725   5.88948
5.76291   5.92310
5.81090   5.95326
5.83473   5.97974
5.86116   6.00532
5.88806   6.03406
5.91190   6.05603
5.93746   6.07979
5.96258   6.10399
5.98650   6.13295
6.01381   6.16376
6.03411   6.20016
6.05673   6.23840
6.07975   6.27545
6.12209   6.31411
6.17370   6.34219
6.21769   6.36314
6.25247   6.37502
6.27658   6.37418
6.29362   6.36564
6.29633   6.34531
6.29402   6.32164
6.28081   6.29273
6.25483   6.26084
6.22616   6.23569
6.18539   6.20964
6.14947   6.18783
6.12920   6.16764
6.11082   6.14904
6.08945   6.12849
6.07189   6.11048
6.05420   6.09281
6.03458   6.07406
6.01807   6.05737
6.00049   6.03960
5.98135   6.02183
5.96725   6.00780
5.95056   5.99096
5.93276   5.97392
5.91774   5.95922
5.90271   5.94503
5.88605   5.92823
5.87116   5.91345
5.85679   5.89995
5.84176   5.88481
5.82870   5.87143
5.81171   5.85583
5.79943   5.84395
5.78771   5.83218
5.77233   5.81800
5.76137   5.80724
5.74894   5.79477
5.73540   5.78251
5.72463   5.77197
5.71286   5.75987
5.70113   5.74921
5.69033   5.73864
5.68036   5.72894
5.66891   5.71832
5.65842   5.70895
5.65055   5.70199
5.63971   5.69141
5.63153   5.68384
5.62246   5.67571
5.61340   5.66695
5.60612   5.65971
5.59592   5.65010
5.58976   5.64459
5.58252   5.63738
5.57409   5.63094
5.56823   5.62476
5.56061   5.61882
5.55585   5.61513
5.54946   5.60910
5.54489   5.60461
5.53740   5.59889
5.53377   5.59567
5.52927   5.59272
5.52353   5.58698
5.52027   5.58376
5.51632   5.58024
5.51232   5.57699
5.51057   5.57187
5.50465   5.56406
5.50302   5.55838
5.50112   5.55012
5.49508   5.54069
5.48230   5.52816
5.47194   5.51830
5.46052   5.50785
5.44902   5.49607
5.43895   5.48599
5.42612   5.47453
5.41705   5.46538
5.40685   5.45486
5.39424   5.44382
5.38615   5.43585
5.37616   5.42572
5.36505   5.41541
5.35600   5.40667
5.34702   5.39850
5.33660   5.38784
5.32743   5.37841
5.31864   5.36987
5.30921   5.36091
5.30146   5.35237
5.29024   5.34182
5.28236   5.33486
5.27535   5.32802
5.26691   5.31997
5.25836   5.31128
5.25048   5.30350
5.24300   5.29637
5.23515   5.28833
5.22771   5.27990
5.21916   5.27241
5.21250   5.26524
5.20600   5.25849
5.19815   5.25114
5.19091   5.24412
5.18608   5.23873
5.17767   5.23103
5.17259   5.22562
5.16650   5.21888
5.15928   5.21207
5.15416   5.20682
5.14824   5.19991
5.14221   5.19425
5.13678   5.18835
5.13176   5.18314
5.12645   5.17759
5.12044   5.17189
5.11703   5.16854
5.11115   5.16208
5.10730   5.15795
5.10272   5.15335
5.09801   5.14801
5.09474   5.14382
5.08888   5.13844
5.08618   5.13480
5.08264   5.13026
5.07795   5.12558
5.07525   5.12062
5.07187   5.11457
5.06803   5.10775
5.06545   5.10087
5.06078   5.09345
5.05196   5.08361
5.04512   5.07601
5.03739   5.06775
5.02950   5.05872
5.02285   5.05072
5.01372   5.04137
5.00770   5.03475
5.00058   5.02658
4.99215   5.01871
4.98611   5.01194
4.97921   5.00455
4.97261   4.99771
4.96540   4.98983
4.95941   4.98297
4.95122   4.97483
4.94513   4.96796
4.93913   4.96140
4.93163   4.95428
4.92598   4.94793
4.91953   4.94101
4.91246   4.93466
4.90747   4.92927
4.90147   4.92266
4.89442   4.91596
4.88897   4.91043
4.88363   4.90527
4.87704   4.89842
4.87138   4.89228
4.86603   4.88696
4.86009   4.88133
4.85536   4.87597
4.84850   4.86947
4.84315   4.86498
4.83898   4.86100
4.83366   4.85613
4.82817   4.85063
4.82316   4.84589
4.81846   4.84174
4.81343   4.83680
4.80873   4.83172
4.80297   4.82709
4.79873   4.82300
4.79464   4.81912
4.78936   4.81457
4.78469   4.81064
4.78122   4.80797
4.77591   4.80297
4.77234   4.79998
4.76807   4.79661
4.76362   4.79255
4.76038   4.78950
4.75483   4.78464
4.75199   4.78253
4.74835   4.77915
4.74366   4.77590
4.74066   4.77188
4.73623   4.76718
4.73374   4.76319
4.72997   4.75679
4.72535   4.75057

GSAMP 03-HE1 M2

Prepay                CPR                   15 for 12 30 for 12 20 CPR    30 for 12 45 for 12 35 CPR     5 for 24 60 for 24 35 CPR
-------------------   -------------------   --------------------------    --------------------------     -------------------------
4 for 12 8 CDR        YIELD                                     5.2270                        4.4660                        4.2976
                      DISC MARGIN                                  185                           185                           185
                      WAL                                         7.48                          4.47                          3.98
                      MOD DURN                                    6.31                          4.08                          3.68
                      PRINCIPAL WINDOW                   Nov10 - Nov10                 Sep07 - Nov07                 May07 - May07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           51,112,956.09 (11.73%)         27,241,535.14 (6.25%)         34,206,491.72 (7.85%)

4 for 12 9 CDR        YIELD                                     5.1784                        4.4676                        4.2976
                      DISC MARGIN                                  185                           185                           185
                      WAL                                         7.23                          4.47                          3.98
                      MOD DURN                                    6.14                          4.09                          3.68
                      PRINCIPAL WINDOW                   Aug10 - Aug10                 Oct07 - Nov07                 May07 - May07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           54,795,531.75 (12.58%)         29,423,702.52 (6.75%)         37,168,910.20 (8.53%)

4 for 12 10 CDR       YIELD                                     5.1452                        4.4407                        4.2684
                      DISC MARGIN                                  185                           185                           185
                      WAL                                         7.06                          4.39                          3.89
                      MOD DURN                                    6.02                          4.02                          3.61
                      PRINCIPAL WINDOW                   Jun10 - Jun10                 Oct07 - Oct07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           58,475,509.68 (13.42%)         31,241,851.27 (7.17%)         39,570,019.87 (9.08%)

4 for 12 11 CDR       YIELD                                     5.1116                        4.4407                        4.2684
                      DISC MARGIN                                  185                           185                           185
                      WAL                                         6.89                          4.39                          3.89
                      MOD DURN                                    5.91                          4.02                          3.61
                      PRINCIPAL WINDOW                   Apr10 - Apr10                 Oct07 - Oct07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           61,934,572.81 (14.22%)         33,350,391.54 (7.66%)         42,442,734.34 (9.74%)

4 for 12 12 CDR       YIELD                                     4.8370                        4.4133                        4.2684
                      DISC MARGIN                                  160                           185                           185
                      WAL                                         6.81                          4.31                          3.89
                      MOD DURN                                    5.85                          3.95                          3.61
                      PRINCIPAL WINDOW                   Mar10 - Mar10                 Sep07 - Sep07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN             504,145.83 (2.10%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           65,528,073.36 (15.04%)         35,028,204.03 (8.04%)        45,294,198.99 (10.40%)

Optional Redemption                                           Call (Y)                      Call (Y)                      Call (Y)

GSAMP 03-HE1 M3

Prepay                CPR                   15 for 12 30 for 12 20 CPR    30 for 12 45 for 12 35 CPR    15 for 24 60 for 24 35 CPR
-------------------   -------------------   --------------------------    --------------------------     -------------------------
4 for 12 8 CDR        YIELD                                     5.6747                        4.9215                        4.7511
                      DISC MARGIN                                  230                           230                           230
                      WAL                                         7.48                          4.48                          3.98
                      MOD DURN                                     6.2                          4.04                          3.64
                      PRINCIPAL WINDOW                   Nov10 - Nov10                 Nov07 - Nov07                 May07 - May07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           51,112,956.09 (11.73%)         27,241,535.14 (6.25%)         34,206,491.72 (7.85%)

4 for 12 9 CDR        YIELD                                     5.6265                        4.9215                        4.7511
                      DISC MARGIN                                  230                           230                           230
                      WAL                                         7.23                          4.48                          3.98
                      MOD DURN                                    6.03                          4.04                          3.64
                      PRINCIPAL WINDOW                   Aug10 - Aug10                 Nov07 - Nov07                 May07 - May07
                      PRINCIPAL WRITEDOWN                   0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           54,795,531.75 (12.58%)         29,423,702.52 (6.75%)         37,168,910.20 (8.53%)

4 for 12 10 CDR       YIELD                                     4.6929                        4.8936                        4.7220
                      DISC MARGIN                                  142                           230                           230
                      WAL                                         7.05                          4.39                          3.89
                      MOD DURN                                    5.92                          3.98                          3.57
                      PRINCIPAL WINDOW                   Jun10 - Jun10                 Oct07 - Oct07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN             581,625.28 (7.63%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           58,475,509.68 (13.42%)         31,241,851.27 (7.17%)         39,570,019.87 (9.08%)

4 for 12 11 CDR       YIELD                                    -3.9447                        4.8936                        4.7220
                      DISC MARGIN                                 -711                           230                           230
                      WAL                                         6.51                          4.39                          3.89
                      MOD DURN                                     5.8                          3.98                          3.57
                      PRINCIPAL WINDOW                   Apr10 - Apr10                 Oct07 - Oct07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN          4,318,739.11 (56.65%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           61,934,572.81 (14.22%)         33,350,391.54 (7.66%)         42,442,734.34 (9.74%)

4 for 12 12 CDR       YIELD                                   -29.4463                        4.8663                        4.7220
                      DISC MARGIN                                -3407                           230                           230
                      WAL                                         5.65                          4.31                          3.89
                      MOD DURN                                    4.82                          3.91                          3.57
                      PRINCIPAL WINDOW                         NA - NA                 Sep07 - Sep07                 Apr07 - Apr07
                      PRINCIPAL WRITEDOWN         7,623,000.00 (100.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                      TOTAL COLLAT LOSS           64,822,336.27 (14.88%)         35,028,204.03 (8.04%)        45,294,198.99 (10.40%)

Optional Redemption                                           Call (Y)                      Call (Y)                      Call (Y)